SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 8, 2005


                             TOTAL LUXURY GROUP INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELEWARE                                              35-1504940
-------------------------------                              -------------------
(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation  or Organization)                              Identification No.)




              501 Fifth Avenue Suite 2001 New York, New York 10017
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 682-7888
                                 --------------
                           (Issuer's telephone number)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 4.01 Changes in Registrant's Certifying Accountant.

         Stephan Diamond, CA resigned as the independent certified public accountant for Total Luxury Group Inc. Stephen Diamond's report on Company's financial statements for the years ended December 31, 2002 and 2003 did not contain any adverse opinion or disclaimer of opinion, or modification as to uncertainty, audit scope, or accounting principles. As forth above, during this period and through the date of resignation, there were no disagreements with Stephen Diamond on any matters of accounting principals or practices, financial statement disclosure, or auditing scope or procedure.

The Company has engaged Schwartz, Levitsky, Feldman, LLP as the auditors of Total Luxury Group, Inc., for the fiscal December 31, 2004.

ITEM 9.01.  Financial Statements and Exhibits

         (c)      Exhibits

                  16.1     Letter from Stephen Diamond, CA dated June 8, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Total Luxury Group, Inc.



                                        By: /s/ SANDY J. MASSELLI
                                           -------------------------------------
                                           Sandy J. Masselli
                                           Chairman & CEO